UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 23, 2009

STANLEY FURNITURE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14938	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1641 Fairystone Park Highway, Stanleytown, Virginia 24168
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 627-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On January 23, 2009, the Registrant entered into a Third Amendment to Note Purchase and Private Shelf Agreement (the “Note Agreement Amendment”) with The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Hartford Life Insurance Company, Mutual of Omaha Insurance Company and Medica Health Plans.

Under the Note Agreement Amendment, two financial covenants (ratio of consolidated operating income to consolidated fixed charges and ratio of consolidated debt to consolidated EBITDA) will not apply during fiscal year 2009.  Pursuant to the terms of the Note Agreement Amendment, the Registrant has agreed to maintain unrestricted cash on hand of at least $20 million through March 30, 2010, and to maintain earnings before interest and taxes of not less than a loss of $10 million for each of the twelve month periods ending March 31, June 30, September 30 and December 31, 2009.

The foregoing summary is qualified in its entirety by reference to the Note Agreement Amendment, a copy of which is filed as Exhibit 4.01 to this report.

ITEM 2.02 Results of Operations and Financial Condition

    On January 28, 2009, the Registrant issued a press release announcing 2008 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

    The financial results in the attached press release are in accordance with generally accepted accounting principles (GAAP). We have also included certain non-GAAP financial measures, because we believe that they provide useful information to investors to compare operating results to those of other periods by excluding the following items that are not indicative of our core operating results: the charge to earnings for the termination of our defined  benefit pension plan; the restructuring charge relating to our consolidation of two manufacturing facilities, reduction in workforce and conversion of a manufacturing facility to a warehousing operation; and income received from the Continued Dumping and Subsidy Offset Act. These measures should be considered in addition to results prepared in accordance with GAAP and should not be considered a substitute for or superior to GAAP results.

ITEM 9.01 Financial Statements and Exhibits

4.01    Third Amendment to Note Purchase and Private Shelf Agreement dated as of January 23, 2009, among the Registrant, The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Hartford Life Insurance Company, Mutual of Omaha Insurance Company and Medica Health Plans.

99.1    Press release by Stanley Furniture Company, Inc. on January 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY FURNITURE COMPANY, INC.

January 28, 2009	By: /s/Douglas I. Payne
Date	Douglas I. Payne
Executive Vice President - Finance & Administration